1 Fiscal 2025 third quarter results Peter Konieczny CEO Michael Casamento CFO 30 April, 2025 US 1 May, 2025 Australia

2 Disclaimers Cautionary Statement Regarding Forward-Looking Statements Unless otherwise indicated, references to "Amcor," the "Company," "we," "our," and "us" in this document refer to Amcor plc and its consolidated subsidiaries. This document contains certain statements that are "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like "believe," "expect," "target," "project," "may," "could," "would," "approximately," "possible," "will," "should," "intend," "plan," "anticipate," "commit," "estimate," "potential," "ambitions," "outlook," or "continue," the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors, provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor's business, including the ability to successfully realize the expected benefits of the merger of Amcor and Berry Global Group, Inc. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: risks arising from the integration of the Amcor and Berry Global Group, Inc., ("Berry") businesses as a result of the Merger completed on April 30, 2025 (the "Transaction"); risk that the anticipated benefits of the Transaction may not be realized when expected or at all; risk of unexpected costs or expenses resulting from the Transaction; risk of further litigation related to the Transaction as two lawsuits have been filed; risk that the Transaction may have an adverse effect on our ability to retain key personnel and customers; general economic, market and social developments and conditions; evolving legal, regulatory and tax regimes under which we operate; changes in consumer demand patterns and customer requirements in numerous industries; the loss of key customers, a reduction in their production requirements, or consolidation among key customers; significant competition in the industries and regions in which we operate; an inability to expand our current business effectively through either organic growth, including product innovation, investments, or acquisitions; challenging global economic conditions; impacts of operating internationally; price fluctuations or shortages in the availability of raw materials, energy and other inputs, and the introduction of new tariffs, which could adversely affect our business; production, supply, and other commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain our global executive team and our skilled workforce and manage key transitions; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; physical impacts of climate change; cybersecurity risks, which could disrupt our operations or risk of loss of our sensitive business information; failures or disruptions in our information technology systems which could disrupt our operations, compromise customer, employee, supplier, and other data; a significant increase in our indebtedness or a downgrade in our credit rating could reduce our operating flexibility and increase our borrowing costs and negatively affect our financial condition and results of operations; rising interest rates that increase our borrowing costs on our variable rate indebtedness and could have other negative impacts; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; an inability of our insurance policies, including our use of a captive insurance company, to provide adequate protection against all of the risks we face; an inability to defend our intellectual property rights or intellectual property infringement claims against us; litigation, including product liability claims or litigation related to Environmental, Social, and Governance ("ESG") matters, or regulatory developments; increasing scrutiny and changing expectations from investors, customers, suppliers, and governments with respect to our ESG practices and commitments resulting in additional costs or exposure to additional risks; changing ESG government regulations including climate-related rules; changing environmental, health, and safety laws; and changes in tax laws or changes in our geographic mix of earnings. These risks and uncertainties are supplemented by those identified from time to time in our filings with the Securities and Exchange Commission (the "SEC"), including without limitation, those described under Part I, "Item 1A - Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and as updated by our quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow, net debt and synergies from the Merger. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non-GAAP financial performance earnings measures. While not all inclusive, examples of these items include: material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; changes in the fair value of economic hedging instruments on commercial paper and contingent purchase consideration; pension settlements; impairments in goodwill and equity method investments; material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, financing-related expenses; and integration costs; material purchase accounting adjustments for inventory; amortization of acquired intangible assets from business combination; gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; certain regulatory and legal matters; impacts from highly inflationary accounting; expenses related to the Company's Chief Executive Officer transition; and impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non- GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, certain tax related events, and difficulty in making accurate forecasts and projections in connection with the legacy Berry Global business given recency of access to all relevant information. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

3

Safety

Guided by our values. Always our number one priority. Sustained excellence


Amcor Values
Integrity
Collaboration
Accountability
Results and Outperformance
Safety

- Industry-leading safety performance continues
- Total Recordable Incident Rate of 0.27
- 69% of all sites injury free for >12 months


Recordable-case frequency rate
(per million hours worked)
11.2
4.1
2.0
2.8
1.4
1.4
2.3
0.3
Includes impact of acquired businesses
North America packaging materials industry average TRIR
2005
2010
2015
2020
2024
3Q25 YTD
3Q25 TRIR

amcor

Notes: Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015.
Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor's TRIR is equivalent to Amcor's rate under OSHA (Occupational Safety & Health Administration).
Average of North America paper manufacturing, plastic and rubber products manufacturing and printing and related support activities TRIR rate for 2023. Source: US Bureau of Labor Statistics.

4 Key messages • EPS growth in an increasingly uncertain consumer environment, particularly in the US • Merger with Berry closed and integration has commenced earlier than anticipated • Expecting approximately 12% adjusted EPS accretion in FY26 through delivery of synergies alone, before taking into account organic performance in the underlying business

5

Leadership in place and integration commenced

Day one alignment, responsibility and accountability across two strong and strategically attractive segments

Flexibles ~60% sales

- Global scale, breadth & leadership
- Best-in-class innovation and extensive IP catalogue
- Multiple substrate expertise
- Leader in high barrier
- $2bn global healthcare platform



Fred Stephan

Containers & Closures ~40% sales



Jean-Marc Galvez

- Global scale, breadth & leadership
- Best-in-class innovation and design capabilities
- Lightweighting expertise
- In-house toolmaking and recycling
- $1bn global healthcare platform

Supported by

1 Deeply experienced leadership team with functional, operational and industry expertise

2 Integration leaders and teams with dedicated workstreams focused on cost, financial and growth synergy capture amcor

Note: Percentages represent LTM 30-Sep-2024 combined revenues.

6

Amcor and Berry Global combination

Enhancing customer value proposition as a global leader in packaging solutions

~400 / >40
Production facilities / countries

Supply chain resilience
in a dynamic world

~$23 billion
Sales revenue

300+ bps
EBITDA margin expansion

1

Better Business with greater capabilities, broader scale, and resilient supply chains

'Go to' packaging supplier

Aligned with Amcor strategy

2

Accelerating Growth with highly complementary portfolio and innovation platforms

Consistent organic growth

Higher growth, higher margin

3

Innovation and Sustainability investment unlocks portfolio transformation

Sustainability

Sustainability focus

4

Creating Value that matters

Compelling value creation

Highly attractive economics

Note: Sales revenue represents LTM 30-Sep-2024 combined revenues. EBITDA margin expansion includes run-rate synergies by the end of year 3. Includes $530 million in run-rate cost synergies and $60 million earnings impact from $280 million in incremental growth synergies. $280 million in growth synergies expected to build to $400+ million by year 4.

7

Clear visibility to $650 million total synergies expected by year 3

Sources of synergy benefits identified and delivery not dependent on macro environment


~$530 million
Operational
~$45 million
G&A
~$160 million
Procurement
~$325 million
Cost synergies
~$60 million
Growth synergies
~$60 million
Financial synergies
~$650 million
Total synergies
Plus:
$280 million in one-time cash benefits from working capital efficiencies offsetting costs to achieve synergies

Confident in delivering $260 million of expected synergy benefits in fiscal 2026


~$260 million
Year 1
~40% of total
~$260 million
Year 2
~40% of total
~$130 million
Year 3
~20% of total
~$650 million
Total synergies

amcor

Note: Synergies referenced on a pre-tax basis.

8 Compelling financial profile with enhanced shareholder returns Clear and sustainable financial value expected across a number of dimensions Commitment to investment grade balance sheet and annual Dividend Per Share growth from Amcor’s current base5 Unlock further opportunities to refine portfolio and enhance focus on growth categories Enhance long-term Shareholder Value Creation Model from 10-15% to 13-18% Revenue growth above market, accelerating by at least 1% $650 million of synergies1 and additional $280 million of one-time cash benefits Over 35% adj. cash EPS accretion3 and double-digit Return On Investment4 $3+ billion of annual cash flow2 available to reinvest in the business plus $180 million R&D spend 1 By the end of year 3. Includes $530 million in run-rate cost synergies, $60 million earnings impact from $280 million in incremental growth synergies, and $60 million in financial synergies by year 3. $280 million in growth synergies expected to build to $400+ million by year 4. 2 Defined as combined operating cash flow including run-rate synergies, after interest and tax, before capital expenditures. 3 Accretion inclusive of run-rate impact of synergies and is relative to Amcor’s LTM 30-Sep-2024 standalone EPS. 4 Return on investment after three years calculated as synergized adjusted EBIT divided by transaction enterprise value including transaction fees and cost to achieve synergies (based on Amcor share price on day prior to announcement of transaction). 5 Refers to annual Dividend Per Share growth from Amcor’s current base annualized base of $0.51 cents per share.

9 Third quarter result highlights Earnings growth driven by improved price/mix trends and strong cost performance 3Q25 +0.4% vs pcp $3,333m Net Sales EBIT EPS 3Q25 +0.4% vs pcp $384m 3Q25 +5% vs pcp 18.0 cents 3Q25 YTD in line vs pcp $9,927m 3Q25 YTD +3% vs pcp $1,112m 3Q25 YTD +5% vs pcp 50.3 cents March quarter highlights • Volumes in line with last year • Modest share gains offset by weak consumer demand • Growth across all regions excluding North America where consumer demand was generally weaker • Favorable price/mix • Driven by improved volume performance in healthcare • EBIT growth reflects • Continued strong cost performance • Improving price/mix trends offset by softer volumes • EBIT margin 11.5%, in line with last year Notes: EBIT and EPS presented on an adjusted basis and growth rates for these, and Net sales exclude the impact of movements in foreign exchange rates and items impacting comparability. Net sales growth also excludes the impact from the pass through of movements in raw material costs Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Definition ‘pcp’ is ‘prior comparator period’.

10

Flexibles segment

Volume growth, improving price/mix trends and favorable cost performance

March quarter highlights

- Net sales up 1%; Volumes up 1%; modest net share gains partly offset by weaker consumer demand
- As expected, healthcare destocking essentially complete driving improved price/mix trends
- L-MSD volume growth in Europe, Asia and Latin America partly offset by lower consumer and customer demand in North America
- Adjusted EBIT up 2% mainly reflecting volume growth and favorable cost performance, partly offset by unfavorable price/mix

$m	3Q24	3Q25	CCC Δ
Net sales	2,598	2,605	+1%
Adjusted EBIT	358	357	+2%
Adjusted EBIT margin	13.8%	13.7%	


MADEGOOD

Riverside Natural Foods introduces Amcor's AmFiber™ paper packaging

FY2025 YTD highlights

- Net sales up 1%; Volumes up 2%
- Unfavorable price/mix of less than 2% primarily driven by lower healthcare volumes in the first half of the year
- Adjusted EBIT up 3% reflecting volume growth and favorable cost performance, partly offset by unfavorable price/mix

$m	3Q24 YTD	3Q25 YTD	CCC Δ
Net sales	7,646	7,667	+1%
Adjusted EBIT	992	1,008	+3%
Adjusted EBIT margin	13.0%	13.1%	



Amcor partnership with Aldi delivers first recycled content crisp bag in a UK supermarket amcor

Notes: CCC refers to Comparable Constant Currency. CCC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. L-MSD refers to Low to Mid Single Digits.

11

Rigid Packaging segment

North America beverage volumes weaker than anticipated

March quarter highlights

- Net sales down 3%; Volumes down 2%
- North America beverage volumes down HSD largely reflecting weaker than anticipated consumer and customer demand
- Volumes L-MSD higher across the balance of the business
- Adjusted EBIT down 12% reflecting lower volumes and unfavorable price/mix, partly offset by cost benefits net of sequentially higher labor costs

$m	3Q24	3Q25	CCC Δ
Net sales	813	728	-3%
Adjusted EBIT[1]	71	55	-12%
Adjusted EBIT margin	8.7%	7.6%	



Shelf stable low acid packaging launched with Amcor's StormPanel™ technology

FY2025 YTD highlights

- Net sales down 3%; Volumes down 2%
- Soft consumer and customer demand in beverage categories
- Adjusted EBIT down 1% reflecting lower volumes and unfavorable price/mix, partly offset by favorable cost performance
- Divestment of Amcor's 50% interest in Bericap Joint Venture completed in December 2024

$m	3Q24 YTD	3Q25 YTD	CCC Δ
Net sales	2,459	2,260	-3%
Adjusted EBIT[1]	184	171	-1%
Adjusted EBIT margin	7.5%	7.6%	



Combined HDPE container and decoration solution for personal care product amcor

Notes: CCC refers to Comparable Constant Currency. CCC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. HSD = High Single Digits. L-MSD = Low to Mid Single Digits. [1] 3Q24 and 3Q24 YTD includes approximately $45 million net sales and approximately $5 million adjusted EBIT contribution from Amcor's 50% interest in the Bericap Joint Venture which was divested in December 2024.

12

Cash flow and balance sheet

Cash flow ($ million)	3Q24 YTD	3Q25 YTD
Adjusted EBITDA	1,412	1,397
Interest and tax payments, net	(359)	(315)
Capital expenditure	(358)	(360)
Movement in working capital	(625)	(710)
Other	45	(29)
Adjusted Free Cash Flow	115	(17)

Balance sheet(1)	March 2025
Net debt ($ million)	6,752
Leverage: Net debt / LTM EBITDA (x)	3.5

Highlights:

- Working capital unfavorably impacted by higher inventories resulting from weakening sales volumes in the March quarter
- Prioritising inventory reduction
- Movements in spot exchange rates had an adverse impact of approximately 0.1 times on leverage
- Expect leverage at ~3.4x at 30 June 2025, and ~3.0x by 30 June 2026, in line with expectations set out at merger announcement
- Required refinancing of Berry Global debt successfully completed prior to transaction close
- ~$550 million cash returned to shareholders year to date through compelling and growing dividend amcor

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section.

(1) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA.

13 Outlook • Adjusted EPS range narrowed to approximately 72 to 74 cents per share • Adjusted Free Cash Flow of approximately $900 million to $1,000 million Amcor’s guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2025 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2025 have not been completed. For the year ended June 30, 2025, inclusive of merger related impacts in May and June of the fourth quarter: For the year ended June 30, 2026: • Expecting approximately 12% adjusted EPS accretion through delivery of synergies alone, before taking into account organic performance in the underlying business

14 Key messages • EPS growth in an increasingly uncertain consumer environment, particularly in the US • Merger with Berry closed and integration has commenced earlier than anticipated • Expecting approximately 12% adjusted EPS accretion in FY26 through delivery of synergies alone, before taking into account organic performance in the underlying business

15 Appendix slides Supplementary schedules and reconciliations

16 FX translation impact 3Q25 YTD currency impact EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro weaker vs USD, Average USD to EUR rate 3Q25 YTD 0.9327 vs 3Q24 YTD 0.9231 3Q25 YTD USD million impact on Adjusted Net income (1%) (2) Other currencies(2):USD Other currencies weighted average vs USD weaker for 3Q25 YTD vs 3Q24 YTD average rates 3Q25 YTD USD million impact on Adjusted Net income (8%) (14) (1) Approximate ranges based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR Total currency impact $ million Adjusted EBIT (20) Adjusted Net income (16) Combined Net income currency exposures(1)

17

Amcor and Berry combination will deliver significant uplift in long-term Shareholder Value Creation Model

Accelerated growth platform

$3+ billion annual cash flow[1]

Continue to grow dividend per share

Ability to pursue accretive M&A and/or share repurchases

Amcor current model

Annual cash flow ~$1.5bn	Re-invest in the business ~$500-600m	EPS growth ~5-10%
	Acquisitions / share repurchases ~$300-400m	
	Dividend ~$750m	Historical yield ~4-5%

Total shareholder value ~10-15%

Amcor new model

Annual cash flow[1] $3+ bn	Re-invest in the business $1+ bn	EPS growth ~10-15%
	Acquisitions / share repurchases $1+ bn	
	Dividend ~$1.1bn	Yield ~3-4%

Total shareholder value ~13-18%

Note: Reflects long-term estimates. [1] Defined as combined operating cash flow including run-rate synergies, after interest and tax, before capital expenditures.

18 Reconciliations of non-GAAP financial measures

19 Reconciliations of non-GAAP financial measures

20 Reconciliations of non-GAAP financial measures

21 Reconciliations of non-GAAP financial measures

22 Reconciliations of non-GAAP financial measures